UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2002

Nomadic Collaboration International, Inc.
(formerly DP Charters, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-27131
(Commission File Number)

88-0381258
(IRS Employer Identification No.)

15359 North East 90th Street, Redmond, WA 98052
(Address of principal executive offices and Zip Code)

(425) 869-6868
(Registrant's telephone number, including area code)

DP Charters, Inc.
24843 Del Prado, Suite 318, Dana Point, CA, 92629
(Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OF ASSETS

On April 8, 2002, Nomadic Collaboration International, Inc.(formerly DP Charters, Inc.) ("NCII" or the "Company"), a Nevada corporation, completed the acquisition of 100% of the outstanding shares of Omnitrix Technologies Inc. ("Omnitrix"), a Delaware company, pursuant to an Agreement and Plan of Reorganization, dated February 22, 2002 (the "Agreement") between the Company and Omnitrix, and the Shareholders of Omnitrix (the "Shareholders"). Each of the Shareholders executed a Share Exchange Agreement and consented to the share exchange and acquisition. Omnitrix became a wholly-owned subsidiary of the Company as of April 8, 2002.

In addition, in connection with the acquisition of Omnitrix, the Company has entered into an Employment Agreement with Roger Warren, a key employee and former shareholder of Omnitrix. The Company has also entered into a Consulting Agreement with MCSI Capital Corp., who will provide the services of Raymond Polman.

Effective April 8, 2002, the Company changed its name to "Nomadic Collaboration International Inc.". On April 10, 2002, the ticker symbol for the Company's common shares, which are quoted on the Over-the-Counter Bulletin Board, was changed to "NMDC".

Under the terms of the Agreement and the Plan of Reorganization, the Company acquired all of the issued and outstanding shares of common stock of Omnitrix in exchange for an aggregate of 10,000,000 shares of the Company's $0.001 par value common stock, which were issued to the Shareholders of Omnitrix, pro-rata based on their pre-acquisition holdings of the common and preferred stock of Omnitrix. Immediately prior to the acquisition, there were 1,129,063 preferred shares of Omnitrix which were exchanged for 8,529,166 of the Company's common shares and 1,470,834 common shares which were exchanged for an equal number of the Company's common shares.

The Company had a total of 84,497,075 shares of common stock issued and outstanding immediately prior to the acquisition of Omnitrix. The Plan of Reorganization involved the cancellation of 74,050,977 shares of common stock, leaving 10,446,098 shares of common stock issued and outstanding, followed by the issue of 10,000,000 shares of common stock by the Company to the shareholders of Omnitrix pursuant to the acquisition. The shareholders of Omnitrix were issued 10,000,000 shares of common stock, pro rata, representing immediately following the acquisition 48.9% of the total 20,446,098 shares of common stock issued and outstanding immediately after the acquisition.

The following table lists, as of the date of this report and after the issuance of 10,000,000 common shares of the Company, the number of shares of common stock owned by (i) each person who owns of record or is known to beneficially own more than 5% of the Company's outstanding shares of common stock, (ii) each of the Company's directors and executive officers, and (iii) all of the Company's directors and executive officers as a group:

Name of Beneficial Holder	Number	Percent
Robert Cross	3,639,447	17.8%
Basil Peters (note 1)	3,000,000	14.7%
Raymond Polman	925,000	4.5%
Roger Warren	750,000	3.7%
All Officers and Directors as a Group ( 2 persons)	1,675,000	8.2%

The address of all persons listed is Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H1

(1) Held in Fundamental Investments Inc. a holding company directly or indirectly controlled by Basil Peters.

As part of the acquisition, the following persons were appointed as directors and officers of the Company:

Name	Title
Raymond L. Polman, CA	Chief Executive Officer, Director Acting Chief Financial Officer
Roger Warren	Chief Technology Officer, Director Secretary

Nomadic Collaboration International Inc. maintains its principal executive offices at 15359 North East 90th Street, Redmond, WA. The Company helps Fortune 1000 companies improve productivity and responsiveness by extending their enterprise applications to wireless devices.

On March 28, 2002, and in connection with the closing of the acquisition of Omnitrix, William Stocker, the sole director and custodian of the Company passed a resolution appointing new directors of the Company upon the closing and exchange of shares which was effected on April 8, 2002. Raymond Polman, was appointed director along with Roger Warren, effective April 8, 2002. Mr. Stocker resigned as director pursuant to the closing of the acquisition, effective April 8, 2002.

Mr. Raymond Polman, the President and Chief Executive Officer of the Company was formerly a Deloitte Consulting enterprise software consulting specialist and is a Chartered Accountant with 16 years' business experience. In addition, he has been an executive level advisor to a number of emerging technology companies since 1998 and an advisory consultant providing outsource Chief Financial Officer services on behalf of MCSI Consulting Services since October, 2001.

Mr. Roger Warren, the Chief Technology Officer, co-founded Omnitrix Technologies Inc. in 1999 and has over 25 years of senior software development and marketing experience with Amdahl, DEC and Tandem. Mr. Warren was previously the Chief Technology Officer for Visionary Management Technologies, and prior to that, was the director of Image Systems for Image Data Corp.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

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(a) Audited Financial Statements of Omnitrix Technologies Inc. as at December 31, 2001 and 2000, and from the date of incorporation on July 28, 1999 to December 31, 1999 and the cumulative amounts from incorporation on July 28, 1999 to December 31, 2001

(b) Unaudited pro-forma consolidated balance sheet as at March 31, 2002 and the consolidated statement of operations for the year ended December 31, 2001 and the three month period ended March 31, 2002

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)

FINANCIAL STATEMENTS
(Expressed in United States Dollars)

DECEMBER 31, 2001

DAVIDSON & COMPANY
Chartered Accountants
A Partnership of Incorporated Professionals

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of
Omnitrix Technologies Incorporated
(A Development Stage Company)

We have audited the accompanying balance sheets of Omnitrix Technologies Incorporated as at December 31, 2001 and 2000 and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years ended December 31, 2001 and 2000, the period from incorporation on July 28, 1999 to December 31, 1999 and the cumulative amounts from incorporation on July 28, 1999 to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2001 and 2000 and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, the period from incorporation on July 28, 1999 to December 31, 1999 and the cumulative amounts from incorporation on July 28, 1999 to December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, unless the Company attains future profitable operations and/or obtains additional financing, there is substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters are discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DAVIDSON & COMPANY
Chartered Accountants
Vancouver, Canada

May 31, 2002

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
BALANCE SHEETS
(Expressed in United States Dollars)
AS AT DECEMBER 31
		2001	2000

ASSETS

Current
Cash and cash equivalents		$101,311	$673,636
Prepaid expenses		-	5,229

Total current assets		101,311	678,865

Capital assets (Note 4)		-	34,406

Total assets		$101,311	$713,271

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
Accounts payable and accrued liabilities		$101,376	$17,151
Due to related parties (Note 5)		75,500	35,000
Note payable (Note 6)		100,000	-

Total current liabilities		276,876	52,151

Stockholders' equity (deficiency)
Capital stock (Note 7)
Authorized
10,000,000	common shares with a par value of $0.001
3,000,000	Series A preferred shares with a par value of $0.001
Issued
1,460,834	common shares (2000 - 4,900,000)	1,461	4,900
1,129,063	Series A preferred shares (2000 - 1,039,187)	1,129	1,039
Additional paid-in capital		1,150,508	1,058,411
Deficit accumulated during the development stage		(1,328,663)	(403,230)

Total stockholders' equity (deficiency)		(175,565)	661,120

Total liabilities and stockholders' equity (deficiency)		$101,311	$713,271

History and organization of the Company (Note 1)

The accompanying notes are an integral part of these financial statements.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(Expressed in United States Dollars)

	Cumulative Amounts From Incorporation on July 28, 1999 to December 31, 2001	Year Ended December 31, 2001	Year Ended December 31, 2000	Period From Incorporation on July 28, 1999 to December 31, 1999
EXPENSES
Advertising and promotion	$29,509	$14,254	$12,787	$2,468
Consulting fees	125,423	101,138	10,510	13,775
Depreciation	20,196	14,754	5,442	-
Management fees	170,478	170,478	-	-
Office and general	78,088	27,688	32,663	17,737
Professional fees	76,453	35,292	41,161	-
Rent	41,039	20,441	16,348	4,250
Salaries and benefits	349,699	206,748	142,951	-
Software development	237,198	227,110	10,088	-
Supplies	75,087	35,468	37,177	2,442
Telephone and internet	43,283	16,523	8,769	17,991
Travel and related	78,323	49,751	10,304	18,268

	(1,324,776)	(919,645)	(328,200)	(76,931)

OTHER ITEMS
Interest income	7,616	5,715	1,901	-
Loss on disposal of capital assets	(18,602)	(18,602)	-	-
Other income	7,099	7,099	-	-

	(3,887)	(5,788)	1,901	-

Loss for the period	$(1,328,663)	$(925,433)	$(326,299)	$(76,931)

Basic and diluted loss per share		$(0.36)	$(0.06)	$(0.02)

Weighted average number of shares of common stock outstanding		2,585,055	5,051,918	3,980,892

The accompanying notes are an integral part of these financial statements.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
(Expressed in United States Dollars)

	Common Stock		Preferred Stock
	Shares	Amount	Shares	Amount	Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total

Balance, July 28, 1999 (date of incorporation)	-	$-	-	$-	$-	$-	$-

Common stock issued for cash	5,000,000	5,000	-	-	-	-	5,000

Loss for the period	-	-	-	-	-	(76,931)	(76,931)

Balance, December 31, 1999	5,000,000	5,000	-	-	-	(76,931)	(71,931)

Common stock issued for cash	850,000	850	-	-	-	-	850

Common stock cancelled on reorganization	(5,800,000)	(5,800)	-	-	5,800	-

Common stock issued on reorganization	4,850,000	4,850	-	-	(4,850)	-	-

Preferred stock issued for cash	-	-	1,039,187	1,039	1,057,461	-	1,058,500

Loss for the year	-	-	-	-	-	(326,299)	(326,299)

Balance, December 31, 2000	4,900,000	4,900	1,039,187	1,039	1,058,411	(403,230)	661,120

Preferred stock issued for services	-	-	89,876	90	92,087	-	92,177

Common stock repurchased and cancelled	(3,429,166)	(3,429)	-	-	-	-	(3,429)

Common stock returned to treasury and cancelled	(10,000)	(10)	-	-	10	-	-

Loss for the year	-	-	-	-	-	(925,433)	(925,433)

Balance, December 31, 2001	1,460,834	$1,461	1,129,063	$1,129	$1,150,508	$(1,328,663)	$(175,565)

The accompanying notes are an integral part of these financial statements.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(Expressed in United States Dollars)

	Cumulative Amounts From Incorporation on July 28, 1999 to December 31, 2001	Year Ended December 31, 2001	Year Ended December 31, 2000	Period From Incorporation on July 28, 1999 to December 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
Loss for the period	$(1,328,663)	$(925,433)	$(326,299)	$(76,931)
Adjustments to reconcile loss to net cash used in operating activities:
Depreciation	20,196	14,754	5,442	-
Loss on disposal of capital assets	18,602	18,602	-	-
Preferred stock issued for services	92,177	92,177	-	-
Accrued consulting fees due to related parties	66,500	66,500	-	-

Changes in non-cash working capital items:
(Increase) decrease in prepaid expenses	-	5,229	(5,229)	-
Increase in accounts payable and accrued liabilities	101,726	84,611	17,151	-

Net cash used in operating activities	(1,029,426)	(643,560)	(308,935)	(76,931)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of capital assets	(39,848)	-	(39,848)	-
Proceeds from disposition of capital assets	664	664	-	-

Net cash provided by (used in) investing activities	(39,184)	664	(39,848)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common and preferred stock for cash	1,064,350	-	1,059,350	5,000
Note payable	100,000	100,000	-	-
Due to related parties	9,000	(26,000)	(45,251)	80,251
Repurchase of common stock	(3,429)	(3,429)	-	-

Net cash provided by financing activities	1,169,921	70,571	1,014,099	85,251

- continued -

The accompanying notes are an integral part of these financial statements.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(Expressed in United States Dollars)

	Cumulative Amounts From Incorporation on July 28, 1999 to December 31, 2001	Year Ended December 31, 2001	Year Ended December 31, 2000	Period From Incorporation on July 28, 1999 to December 31, 1999

Continued

Change in cash and cash equivalents for the period	101,311	(572,325)	665,316	8,320

Cash and cash equivalents, beginning of period	-	673,636	8,320	-

Cash and cash equivalents, end of period	$101,311	$101,311	$673,636	$8,320

Cash paid during the period for:
Interest expense	$-	$-	$-	$-
Income taxes	-	-	-	-

Supplemental disclosure with respect to cash flows (Note 10)

The accompanying notes are an integral part of these financial statements.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
DECEMBER 31, 2001

1. HISTORY AND ORGANIZATION OF THE COMPANY

The Company was incorporated on July 28, 1999 under the laws of the State of Delaware as Kiss My Caribbean Limited. On September 25, 2000, the Company changed its name to KMCL Incorporated and amended its authorized share capital, consisting of 10,000,000 common shares with a par value of $0.001, to include 3,000,000 Series A preferred shares with a par value of $0.001. On February 14, 2001, the Company changed its name to Omnitrix Technologies Incorporated.

The Company's principal business activity consists of developing mobile applications to improve customer productivity and responsiveness through the use of the latest mobile and collaborative technologies. To date, the Company has not generated significant revenues from its operations and is considered a development stage company.

2. GOING CONCERN

These financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business rather than through a process of forced liquidation. However, certain conditions noted below currently exist which raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

The operations of the Company have primarily been funded by the issuance of capital stock. Continued operations of the Company are dependent on the Company's ability to complete additional equity financings or generate profitable operations in the future. Management's plan in this regard is to secure additional funds through future equity financings. Such financings may not be available or may not be available on reasonable terms.

	2001	2000

Working capital (deficiency)	$(175,565)	$626,714
Deficit accumulated during the development stage	(1,328,663)	(403,230)

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America. The significant accounting policies adopted by the Company are as follows:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
DECEMBER 31, 2001

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd.)

Capital assets

Capital assets are carried at cost less accumulated amortization. Amortization is provided using the straight-line method over the following terms:

Furniture and equipment	5 years
Computer equipment	3 years
Leasehold improvements	Term of lease

Foreign currency translation

Transaction amounts denominated in foreign currencies are translated at exchange rates prevailing at transaction dates. Carrying values of monetary assets and liabilities are adjusted at each balance sheet date to reflect the exchange rate at that date. Non-monetary assets and liabilities are translated at the exchange rate on the original transaction date. Gains and losses from restatement of foreign currency monetary and non-monetary assets and liabilities are included in the statements of operations. Revenues and expenses are translated at the rates of exchange prevailing on the dates such items are recognized in the statements of operations.

Software development

Computer software costs incurred in the preliminary development stage are expensed as incurred.

Web-site acquisition and development costs

Web-site acquisition and development costs incurred in the preliminary project stage are expensed as incurred.

Loss per share

Basic loss per share is computed by dividing the loss for the period available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share takes into consideration shares of common stock outstanding (computed under basic loss per share) and potentially dilutive shares of common stock. Diluted loss per share is not presented separately from loss per share as the conversion of outstanding preferred shares into common shares would be anti-dilutive.

Income taxes

A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expenses (benefits) result from the net change during the period of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
DECEMBER 31, 2001

3. SIGNIFICANT ACCOUNTING POLICIES (cont'd.)

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

New accounting pronouncements

In June 2001, the Financial Accounting Standards Board ("FASB") approved the issuance of Statements of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141") and Statements of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 141 requires that all business combinations be accounted for using the purchase method of accounting making the use of the pooling-of-interest method prohibited. This statement also establishes criteria for separate recognition of intangible assets acquired in a purchase business combination. SFAS 141 is effective for business combinations completed after June 30, 2001. SFAS 142 requires that goodwill no longer be amortized to earnings, but instead be reviewed for impairment. The statement is effective for fiscal years beginning after December 15, 2001, and is required to be applied at the beginning of an entity's fiscal year and to be applied to all goodwill and other intangible assets recognized in its financial statements at that date. Impairment losses for goodwill and indefinite-lived intangible assets that arise due to the initial application of this statement (resulting from a transitional impairment test) are to be reported as resulting from a change in accounting principle. Under an exception to the date at which this statement becomes effective, goodwill and intangible assets acquired after June 30, 2001, will be subject immediately to the non-amortization and amortization provisions of this statement.

In July 2001, FASB issued Statements of Financial Accounting Standards No. 143 "Accounting for Asset Retirement Obligations" ("SFAS 143") that records the fair value of the liability for closure and removal costs associated with the legal obligations upon retirement or removal of any tangible long-lived assets. The initial recognition of the liability will be capitalized as part of the asset cost and depreciated over its estimated useful life. SFAS 143 is required to be adopted effective January 1, 2003.

In October 2001, FASB issued Statements of Financial Accounting Standards No. 144, "Accounting for the Impairment on Disposal of Long-lived Assets" ("SFAS 144"), which supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of". SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. Additionally, SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001, and, generally, its provisions are to be applied prospectively.

The adoption of these new pronouncements is not expected to have a material effect on the Company's financial position or results of operations.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
DECEMBER 31, 2001

4. CAPITAL ASSETS

		2001			2000
	Cost	Accumulated Amortization	Net Book Value	Cost	Accumulated Amortization	Net Book Value

Furniture and equipment	$-	$-	$-	$17,992	$1,799	$16,193
Computer equipment	-	-	-	16,035	2,673	13,362
Leasehold improvements	-	-	-	5,821	970	4,851

	$-	$-	$-	$39,848	$5,442	$34,406

5. DUE TO RELATED PARTIES

Amounts due to related parties consist of:

	2001	2000

Due to a former director of the Company	$-	$35,000
Due to a company controlled by a director of the Company	36,500	-
Due to a director of the Company	39,000	-

	$75,500	$35,000

Amounts due to related parties are unsecured, non-interest bearing with no fixed terms of repayment.

6. NOTE PAYABLE

The Company has been advanced funds of $100,000 pursuant to a promissory note payable. The note payable is unsecured, bears interest at 10% per annum and is due on demand.

Subsequent to December 31, 2001, the Company received additional funds of $390,000 pursuant to a second promissory note payable which is unsecured, bears interest at 10% per annum and is due on demand.

7. CAPITAL STOCK

In August 1999, the Company issued 5,000,000 shares of common stock for proceeds of $5,000.

In August 2000, the Company issued 850,000 shares of common stock for proceeds of $850.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
DECEMBER 31, 2001

7. CAPITAL STOCK (cont'd.)

In September 2000, in conjunction with the issuance of 1,039,190 Series A shares of preferred stock, shareholders returned 5,800,000 shares of common stock to treasury for cancellation in exchange for the issuance of 4,850,000 new shares of common stock which are subject to vesting requirements, an escrow agreement and restrictions pursuant to the Securities Act of 1933. The common shares vest to the shareholders at a rate of 1/48th monthly. The Company has the option to repurchase unvested common shares from the shareholders in the event of termination of employment or association of the shareholders with the Company.

In September 2000, the Company issued 1,039,187 Series A shares of preferred stock for proceeds of $1,058,500.

In April 2001, the Company issued 89,876 Series A shares of preferred stock in the amount of $92,087 as consideration for software development services.

In April 2001, the Company repurchased 3,429,166 unvested shares of common stock for $3,429 which were then cancelled.

In August 2001, 10,000 shares of common stock were returned to treasury and cancelled.

Common shares

The common shares of the Company are all of the same class, are voting and entitle shareholders to receive dividends. In the event of a liquidation, dissolution or winding up, the common shareholders are entitled to receive distributions of assets or surplus funds after the entitlements of the preferred shareholders are satisfied.

Series A preferred shares

The Series A preferred shares of the Company entitle the holders to receive non-cumulative annual dividends of $0.09 per share. Each preferred shareholder is also entitled to receive the number of votes equal to the number of common shares into which the preferred shares could be converted. The preferred shareholders have the option to convert their shares into common shares at a rate of $1.0256 divided by the conversion price as determined at conversion which has initially been set at $1.0256.

In the event of a liquidation, dissolution or winding up, the preferred shareholders are entitled to receive, prior and in preference to any distribution of assets or surplus funds to the common shareholders, the amount of $1.0256 per share plus all declared but unpaid dividends on the preferred shares. Any remaining assets or funds still available for distribution shall be distributed pro-rata among the common and preferred shareholders until the preferred shareholders are paid an amount equal to $2.0512 per share at which time all further distributions will go to the common shareholders.

Additional paid-in capital

The excess of proceeds received for shares of common and preference stock over their par value of $0.001, less share issue costs, is credited to additional paid-in capital.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
DECEMBER 31, 2001

8. INCOME TAXES

A reconciliation of income taxes at statutory rates with reported taxes is as follows:

	2001	2000	1999

Loss before income taxes	$(925,433)	$(326,299)	$(76,931)

Expected income tax recovery	$314,647	$110,942	$26,157
Non-deductible expenses	(42,681)	(1,850)	-
Unrecognized benefit of operating loss carryforwards	(271,966)	(109,092)	(26,157)

Income tax recovery	$-	$-	$-

The significant component of the Company's deferred tax asset is as follows:

	2001	2000

Deferred tax asset:
Operating loss carryforwards	$406,980	$134,980

Valuation allowance	(406,980)	(134,980)

	$-	$-

The Company has approximately $1,197,000 of operating loss carryforwards which expire beginning in 2019.

The Company has provided a valuation allowance against its deferred tax asset given that it is in the development stage and it is more likely than not that these benefits will not be realized.

9. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2001, the Company entered into the following transactions with related parties:

a) Paid management fees of $170,478 (2000 - $Nil; 1999 - $Nil) to a company controlled by a director of the Company.

b) Paid or accrued consulting fees of $27,500 (2000 - $Nil; 1999 - $Nil) to a company controlled by a director of the Company.

c) Paid software development fees of $113,933 (2000 - $Nil; 1999 - $Nil) to a company in which a former director of the Company is an officer.

OMNITRIX TECHNOLOGIES INCORPORATED
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
DECEMBER 31, 2001

9. RELATED PARTY TRANSACTIONS (cont'd.)

d) Paid or accrued consulting fees of $45,300 (2000 - $Nil; 1999 - $Nil) to a director of the Company.

These transactions were in the normal course of operations and were measured at the exchange value which represented the amount of consideration established and agreed to by the related parties.

10. SUPPLEMENTAL DISCLOSURE WITH RESPECT TO CASH FLOWS

The significant non-cash transaction for the year ended December 31, 2001 consisted of the Company issuing 89,876 shares of preferred stock in the amount of $92,177 as consideration for software development services.

There were no significant non-cash transactions for the year ended December 31, 2000 and for the period ended December 31, 1999.

11. FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash and cash equivalents, accounts payable and accrued liabilities, due to related parties and note payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying value, unless otherwise noted.

12. SEGMENTED INFORMATION

The Company's operations are conducted in one business segment in the United States of America.

13. CONTINGENT LIABILITY

The Company is currently not in good standing with the State of Delaware for failure to pay its corporate franchise taxes. The Company has been assessed approximately $65,000 in franchise taxes due to the State of Delaware. This liability was calculated by the State of Delaware using the "Authorized Shares" method which is based on the number of authorized shares of the Company. The Company has chosen the "Assumed Par Value Capital" method which is based on the Company's total gross assets. Management believes once the State of Delaware processes the tax returns based on the "Assumed Par Value Capital" method, the franchise taxes payable to the State of Delaware will be nominal.

14. SUBSEQUENT EVENTS

In April 2002, the shareholders of the Company transferred all their issued and outstanding shares, consisting of 1,460,834 common shares and 1,129,063 Series A preferred shares to Nomadic Collaboration International, Inc. ("NCI") (formerly DP Charters, Inc.) in exchange for 10,000,000 shares of common stock of NCI. As a result of this share exchange, control of the combined companies will pass to the former shareholders of the Company. For accounting purposes, this acquisition will be treated as a recapitalization of the Company. The accounting for this recapitalization will be similar to a reverse take-over in which the financial statements to be presented will include the accounts of the Company since incorporation on July 28, 1999 and the accounts of NCI since the date of acquisition in April 2002.

NOMADIC COLLABORATION INTERNATIONAL, INC.
(formerly DP CHARTERS, INC.)
AND
OMNITRIX TECHNOLOGIES INCORPORATED

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

MARCH 31, 2002

NOMADIC COLLABORATION INTERNATIONAL, INC.
(formerly DP CHARTERS, INC.)
AND
OMNITRIX TECHNOLOGIES INCORPORATED

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro-forma consolidated balance sheet as at March 31, 2002 and the consolidated statement of operations for the year ended December 31, 2001 and the three month period ended March 31, 2002 (the "Pro-forma Financial Statements") of NOMADIC COLLABORATION INTERNATIONAL, INC. (formerly DP CHARTERS, INC.) (the "Company") give effect to the following transactions as of the beginning of the periods indicated for purposes of the balance sheet and statements of operations:

i) the acquisition by the Company of 100% of the outstanding capital stock of Omnitrix Technologies Incorporated.

The Pro-forma Financial Statements have been prepared by the Company based upon the financial statements of the Company and Omnitrix Technologies Incorporated. The Pro-forma Financial Statements give effect to the acquisition under the purchase method of accounting and to certain assumptions and adjustments described more fully in the accompanying notes. These Pro-forma Financial Statements may not be indicative of the results that actually would have occurred if the transactions had been completed on the dates indicated or of the results which may be obtained in the future. The Pro-forma Financial Statements should be read in conjunction with the financial statements and notes thereto of the Company and Omnitrix Technologies Incorporated included elsewhere in this Form 8-K.

NOMADIC COLLABORATION INTERNATIONAL, INC.
(formerly DP CHARTERS, INC.)

PRO-FORMA BALANCE SHEET
AS AT MARCH 31, 2002

	Nomadic Collaboration International, Inc.	Omnitrix Technologies Incorporated	Pro-forma Adjustments (Note 2)	Pro-forma Consolidated
ASSETS

Current
	-	127,396	-	127,396
Cash and equivalents	-	10,011	-	10,011
Accounts Receivables	-	-	-
Prepaid expenses	-	3,641	-	3,641
Total Current Assets	-	141,048	-	141,048

Fixed Assets	-	155,395	-	155,395
Total Assets	-	296,443	-	296,443

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Accounts payable	3,375	214,643	-	218,018
Accrued liabilities	-	10,983	-	10,983
Notes payable	110,004	490,000	(110,004)	490,000
Total Current Liabilities	113,379	715,626	(110,004)	719,001
Total Liabilities	113,379	715,626	(110,004)	719,001

Stockholders' equity
Issues
Common shares	84,497	1,461	(74,000)	11,958
Series A preferred shares	-	1,129	-	1,129
Additional paid-in capital	258,380	1,150,508	74,000	1,482,888
Deficit accumulated during the development stage	(456,256)	(1,572,280)	110,004	(1,918,532)
Total stockholders' equity	(113,379)	(419,182)	110,004	(422,557)

Total Liabilities and Stockholders' Equity	-	296,443	-	296,443

See notes to the pro-forma consolidated financial statements.

NOMADIC COLLABORATION INTERNATIONAL, INC.
(formerly DP CHARTERS, INC.)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTH PERIOD ENDED MARCH 31, 2002

	Nomadic Collaboration International, Inc.	Omnitrix Technologies Incorporated	Pro-forma Adjustments (Note 2)	Pro-forma Consolidated

EXPENSES
Consulting	$-	$166,053	$-	$166,053
Miscellaneous	-	1,085	-	1,085
Office	-	1,985	-	1,985
Professional Fees	2,000	53,439	-	55,439
Rent	-	4,759	-	4,759
Supplies	-	930	-	930
Telephone	-	2,324	-	2,324
Travel	-	13,040	-	13,040

Loss for the period	$(2,000)	$(243,615)	$-	$(245,615)

Basic and diluted loss per share	$(0.01)	$-	$-	$(0.06)

Weighted average number of shares outstanding

See notes to the pro-forma consolidated financial statements.

NOMADIC COLLABORATION INTERNATIONAL, INC.
(formerly DP CHARTERS, INC.)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

	Nomadic Collaboration International, Inc.	Omnitrix Technologies Incorporated	Pro-forma Adjustments (Note 2)	Pro-forma Consolidated

OPERATING EXPENSES
Advertising	$-	$14,254	-	$14,254
Consulting	-	101,138	-	101,138
Depreciation	-	14,754	-	14,754
General & Admin	190,772	-	-	190,772
Management fees	-	170,478	-	170,478
Office and General	-	27,688	-	27,688
Professional Fees	-	35,292	-	35,292
Rent	-	20,441	-	20,441
Salaries	-	206,748	-	206,748
Software development	-	227,110	-	227,110
Supplies	-	35,468	-	35,468
Telephone	-	16,523	-	16,523
Travel	-	49,751	-	49,751

Income (loss) before other item	(190,772)	(919,645)	-	(1,110,417)

OTHER ITEM
Gain on forgiveness of debt	-	-	110,004	110,004

Income (loss) for the year	$(190,772)	$(919,645)	$110,004	$(1,000,413)

Basic and diluted loss per share	$0.00	$-	$-	$(0.04)

Weighted average number of shares outstanding

See notes to the pro-forma consolidated financial statements.

NOMADIC COLLABORATION INTERNATIONAL, INC.
(formerly DP CHARTERS, INC.)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2002

1. BASIS OF PRESENTATION

Business combination of Nomadic Collaboration International, Inc. ("NCI") (formerly DP Charters, Inc. ) and Omnitrix Technologies Incorporated ("OTI")

In April 2002, a business combination occurred between NCI and OTI, whereby NCI legally acquired OTI as a wholly-owned subsidiary. The terms of the combination provided that the Company acquired all of the common shares of OTI in exchange for the Company issuing 10,000,000 common shares.

2. PRO-FORMA FINANCIAL INFORMATION

Management has prepared and provided certain pro-forma interim consolidated financial information to assist readers to understand the nature and effect of the combination on the financial statements of NCI and OTI.

The pro-forma financial information is unaudited and has been prepared from the audited financial statements of NCI and OTI for the year ended December 31, 2001 and the unaudited financial statements of NCI and OTI for the three month period ended March 31, 2002.

Business combination

Legally, the Company is the parent of OTI. However, as a result of the share exchange described above, control of the combined companies passed to the former shareholders of OTI. This type of share exchange has been accounted for as a capital transaction accompanied by a recapitlization of OTI and deems OTI to be the acquiror for accounting purposes. Accordingly, the net assets of OTI are included in the balance sheet at book values and the deemed acquisition of the Company is accounted for by the purchase method with the net assets of the Company recorded at fair market value at the date of acquisition.

The cost of an acquisition should be based on the fair value of the consideration given, except where the fair value of the consideration given is not clearly evident. In such as case, the fair value of the net assets acquired is used.

Since the 10,000,000 common share issued pursuant to he share exchange represent approximately 49% of the Company's issued and outstanding capital stock and the Company is listed on the OTC Bulletin Board with a thin market for its shares, it is impossible to estimate the actual market value of the 10,000,000 common shares. Therefore, the value of the shares issues on acquisition is based on the fair value of the net assets acquired.

The total purchase price of $1,000 has been accounted as follows:

Intangibles	$4,375
Accounts payable and accrued liabilities	(3,375)
Value of shares issued	1,000

NOMADIC COLLABORATION INTERNATIONAL, INC.
(formerly DP CHARTERS, INC.)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2002

Pro-forma statements of operations and loss per share:

The pro-forma consolidated statements of operations reflect a simple combination of the results of operations of NCI and OTI for the year ended December 31, 2001 and the three month period ended March 31, 2002 and includes the following:

    NCI cancelled 74,038,343 of its issued common shares prior to the acquisition of OTI;

    Concurrent with the Company acquiring OTI, accounts payable due to related parties of $110,004 were forgiven by the related parties.

    the impact on the calculation of pro-forma basic loss per share which is based on the number of shares that would have been outstanding for the period had the business combination taken place at the beginning of the fiscal period.

The calculation of pro-forma weighted average shares outstanding at December 31, 2001 and March 31, 2002 are as follows:

a) December 31, 2001

Weighted average shares outstanding as at December 31, 2001	84,497,072
Cancellation of shares	(74,038,343)
Shares issued for acquisition of OTI	10,000,000

20,458,729

b) March 31, 2002

Weighted average shares outstanding as at March 31, 2002	84,497,072
Cancellation of shares	(74,038,343)
Shares issued for acquisition of OTI	10,000,000

20,458,729


EXHIBIT INDEX

Exhibit Number / Description

2. Plan of Acquisition

2.1 Merger Agreement and Plan of Reorganization, dated January 21, 2002, among DP Charters Inc. and Omnitrix Technologies Inc.

2.2 Form of Share Exchange Agreement, dated March 26, 2002

**entered into between DP Charters, Inc., Omnitrix Technologies, Inc. and:
- Fundamental Investments Inc.
- Global e-biz Ltd.
- Raymond Polman
- Robert Cross
- David Toth
- Migration Software
- Murray Cook
- Anthony Bettencourt
- Ron Ford
- Robert Warren

10. Material Contracts

10.1 Consulting Agreement, dated April 9, 2002, between Nomadic Collaboration International, Inc. and MCSI Capital Corp.

10.2 Employment Agreement, dated April 9, 2002, between Nomadic Collaboration International, Inc. and Roger Warren

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOMADIC COLLABORATION INTERNATIONAL, INC.

/s/ Raymond Polman
By: Raymond Polman
Chief Executive Officer, Director

Date: June 24, 2002